UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014 (June 19, 2014)

ZELTIQ Aesthetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4698 Willow Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2014, ZELTIQ Aesthetics, Inc. (the “Company”) entered into a Fifth Amendment to Office Building Lease (the “Lease Amendment”) with Hacienda Portfolio Venture LLC (the “Landlord”). The Lease Amendment amends the Office Building Lease dated December 22, 2006 (as amended, the “Lease”) for the office spaces located at 4696-4698 Willow Road, Building One, and 5934 Gibraltar Drive, Building Two, Pleasanton, California.

The Lease Amendment extends the term of the Lease covering (i) approximately 42,620 rentable square feet located at 4696-4698 Willow Road, Building One, Pleasanton, California and (ii) approximately 3,228 rentable square feet located at 5934 Gibraltar Drive, Building Two, Suite 205, Pleasanton, California, from July 1, 2014 through and including December 31, 2014, with base rent of $1.85 per rentable square foot per month. Under the Lease Amendment, commencing on January 1, 2015, the Company will also lease of an additional 8,298 rentable square feet located at 5934 Gibraltar Drive, Building Two, Suite 201, Pleasanton, California, with base rent of $2.10 per rentable square foot per month. The base rent payable under the Lease Amendment increases based on predetermined values per rental square foot each calendar year, up to a maximum of $2.36 per rentable square foot from January 1, 2019 through March 31, 2019, subject to additional increases in rent thereafter should the Lease be extended for additional terms. The term of the Lease, as amended by the Lease Amendment, expires on March 31, 2019, subject to certain extension options as provided in the Lease.

In addition, the Lease Amendment provides for certain project and tenant improvements for the leased spaces under the Lease, rights of first offer in favor of the Company when additional space becomes available at 5934 Gibraltar Drive, Building Two, Pleasanton, California, additional Company signage rights and the right of the Company to install a satellite dish and electric car charging stations.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which has been filed previously by the Company as an exhibit to its Registration Statement on Form S-1 and Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and the Lease Amendment, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending on June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: June 23, 2014	By:	/s/ Sergio Garcia
Sergio Garcia
Senior Vice President, General Counsel & Secretary